UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

DUNDEEWEALTH FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DUNDEEWEALTH FUNDS

November 23, 2011

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the JOHCM International Select Fund (the “Fund”), a series of DundeeWealth Funds (the “Trust”), to vote on the approval of a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between DundeeWealth US, LP (the “Adviser”) and JO Hambro Capital Management Ltd., (the “Sub-Adviser”), on behalf of the Fund.

As discussed in more detail in the enclosed Proxy Statement, the Fund’s sub-advisory agreement terminated on October 26, 2011 due to a change in ownership of the Sub-Adviser (the “Transaction”).  To avoid disruption of the Fund’s investment management program, the Board of Trustees of the Trust approved an interim sub-advisory agreement (“Interim Sub-Advisory Agreement”) on behalf of the Fund on September 13, 2011.  The Interim Sub-Advisory Agreement became effective  upon consummation of the Transaction.  The Interim Sub-Advisory Agreement provides that, during the interim period and until shareholder approval of the New Sub-Advisory Agreement, the Sub-Adviser will continue to act as sub-adviser to the Fund on substantially the same terms and with the same fee structure as the prior sub-advisory agreement, except that the compensation earned by the Sub-Adviser will be held in an interest bearing escrow account until shareholder approval of the New Sub-Advisory Agreement.  The proposed New Sub-Advisory Agreement is substantially similar to the prior sub-advisory agreement with respect to the services provided by the Sub-Adviser, has an identical fee structure, and would simply continue the relationship among the Fund, the Adviser and the Sub-Adviser.  Approval of the New Sub-Advisory Agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.  In addition, the personnel that are currently providing services to the Fund are not expected to change as a result of the Transaction.

The following are important facts about the New Sub-Advisory Agreement:

•  The number of shares you own and the value of those shares are not affected.

•  The advisory fee applicable to the Fund has not increased.

•  The investment objective and policies of the Fund have not changed.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal requiring a shareholder vote.  The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to the Fund.  The Trust’s Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the website shown on your proxy card(s) and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•  In person: Attend the special shareholder meeting on December 19, 2011.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote as soon as possible.  Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the special shareholder meeting, we may contact you.  Thank you for your response and for your continued investment with the Fund.

Respectfully,

Amy Duling

President

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting the Fund that requires a shareholder vote.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  The sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between DundeeWealth US, LP (the “Adviser”) and JO Hambro Capital Management, Ltd. (the “Sub-Adviser”) on behalf of the JOHCM International Select Fund (the “Fund”), a series of DundeeWealth Funds (the “Trust”), terminated because BT Investment Management acquired the Sub-Adviser (the “Transaction”).  The Sub-Adviser will retain its management team and all of the investment personnel currently providing services to the Fund.  It is expected that the Fund’s current portfolio managers will continue to manage the Fund.

This change in control was considered to be an assignment, automatically terminating the Prior Sub-Advisory Agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Fund.  As such, the Board of Trustees of the Trust approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) on substantially identical terms as the Prior Sub-Advisory Agreement.  Additionally, to avoid disruption of the Fund’s investment management program, the Board of Trustees of the Trust approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) on behalf of the Fund.  The members of the Board of Trustees, including all of the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), recommend that you vote FOR the approval of the New Sub-Advisory Agreement.

Q.  What will happen if shareholders do not approve the New Sub-Advisory Agreement?

A.  If shareholders of the Fund do not approve the New Sub-Advisory Agreement, then the Fund’s Interim Sub-Advisory Agreement will terminate 150 days from the consummation of the Transaction and the Board of Trustees will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the retention of one or more other sub-advisers, subject to approval by Fund shareholders, or the liquidation of the Fund.

Q.  How will the New Sub-Advisory Agreement affect the Fund?

A.  The Fund and its investment objective and policies will not change as a result of the New Sub-Advisory Agreement.  You will still own the same number of shares in the Fund and the value of the investment will not change.  The New Sub-Advisory Agreement contains substantially identical terms and conditions as the Prior Sub-Advisory Agreement and is discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee rates be the same upon approval of the New Sub-Advisory Agreement?

A.  Yes, the investment management fee rate applicable to the Fund under the New Sub-Advisory Agreement will be the same as the rate payable under the Prior Sub-Advisory Agreement.

Q.  How does the Trust’s Board of Trustees recommend that I vote?

A.  The members of the Trust’s Board of Trustees, including all of the Independent Trustees, recommend that you vote FOR the proposal.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation.”

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Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  No.  The Sub-Adviser has agreed to bear these costs.

Q.  When and where will the shareholders’ meeting be held?

A.  The shareholders’ meeting will be held at the offices of the Adviser, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 on December 19, 2011, at 9:00 a.m., Eastern time.

Q.  Do I have to attend the shareholders’ meeting in order to vote my shares?

A.  No.  You can simply mail in the enclosed proxy card(s) or use the telephone or internet procedures for voting your shares as set forth below.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone (automated service), using the toll free number on the enclosed proxy card(s);

•  Through the Internet, using the website address on the enclosed proxy card(s); or

•  In person at the shareholder meeting.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact the Fund’s proxy soliciting agent at 1-866-905-8143.

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DUNDEEWEALTH FUNDS
1160 WEST SWEDESFORD ROAD
SUITE 140
BERWYN PA 19312

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the JOHCM International Select Fund (the “Fund”) of DundeeWealth Funds (the “Trust”) will be held at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312 on December 19, 2011, at 9:00 a.m., Eastern time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

Proposal:  Approval of a new sub-advisory agreement between DundeeWealth US, LP (the “Adviser”) and JO Hambro Capital Management Ltd. (the “Sub-Adviser”) on behalf of the Fund.

The Trust’s Board of Trustees recommends that shareholders vote FOR the proposal (the “Proposal”).

Holders of record of shares of the Fund at the close of business on November 4, 2011 are entitled to vote at the Meeting and at any adjournments or postponements thereof with respect to the Proposal.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares of the Fund that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees,

Amy Duling

President

Berwyn, Pennsylvania
November 23, 2011

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card).  Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

November 23, 2011

DUNDEEWEALTH FUNDS
1160 WEST SWEDESFORD ROAD
SUITE 140
BERWYN PA 19312

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees of the DundeeWealth Funds (the “Trust”) for voting at a Special Meeting of Shareholders (the “Meeting”) of the JOHCM International Select Fund (the “Fund”) to be held on December 19, 2011, at 9:00 a.m., Eastern Time, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.  The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust.  As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about November 23 2011, or as soon as practicable thereafter.  The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.  A copy of the Proxy Statement is available at www.dundeewealthus.com.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the sub-adviser to the Fund, JO Hambro Capital Management Ltd. (the “Sub-Adviser”) or an affiliate.

A proxy card is enclosed with respect to the Shares you own in the Fund.  If you return a properly executed proxy card, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The Meeting is being called to ask shareholders to vote on the approval of a new sub-advisory agreement between the Fund’s investment adviser, DundeeWealth US, LP (the “Adviser”) and the Sub-Adviser.  The shareholders of the Fund will vote together as a single class.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

For a free copy of the Fund’s annual report for the fiscal year ended September 30, 2010 or the Fund’s semi-annual report for the six months ended March 31, 2011 call 1-888-572-0968 or log-on to www.dundeewealthus.com.

THE PROPOSAL

APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees recommends that shareholders of the Fund vote FOR the approval of the new sub-advisory agreement between DundeeWealth US, LP and JO Hambro Capital Management Ltd.

At the Meeting, shareholders of the Fund will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser.  The New Sub-Advisory Agreement contains substantially similar terms with respect to the services provided by the Sub-Adviser and the identical fee structure as the prior sub-advisory agreement (the “Prior Sub-Advisory Agreement”), which was originally entered into on April 8, 2011.  The Prior Sub-Advisory Agreement was approved by the shareholders of the Fund on April 8, 2011.  The New Sub-Advisory Agreement would simply continue the relationship among the parties.  As discussed more fully below, approval of the New Sub-Advisory Agreement is necessary due to a change in control of the Sub-Adviser.

Background

On October 26, 2011, BT Investment Management (“BTIM”) acquired the Sub-Adviser (the “Transaction”).  BTIM is a fund manager based in Sydney, Australia providing a range of investment products including Australian equities, fixed income, global macro and cash.  BTIM is listed on the Australian Stock Exchange, with a market value of A$570 million as of November 4, 2011, having been floated in December 2007 by The Westpac Group, which has direct ownership of 60% of BTIM.  As of June 30, 2011, BTIM had over A$34 billion in assets under management.  The Transaction constituted an assignment, automatically terminating the Prior Sub-Advisory Agreement with respect to the Fund, in accordance with the Investment Company Act of 1940, as amended  (the “1940 Act”).

To avoid disruption of the Fund’s investment management program, on September 13, 2011, the Board of Trustees approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”).  The Interim Sub-Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Sub-Advisory Agreement:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the fund’s board of trustees, including a majority of the independent trustees, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the fund’s board of trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund’s board, including a majority of the independent trustees; and

(vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

The Interim Sub-Advisory Agreement became effective with respect to the Fund upon consummation of the Transaction and will remain in effect (unless sooner terminated) until shareholders of the Fund either approve or disapprove the New Sub-Advisory Agreement or 150 days following the date of the consummation of the Transaction, whichever is sooner.  The fee payable by the Fund pursuant to the Interim Sub-Advisory Agreement is the same fee payable by the Fund pursuant to the Prior Sub-Advisory Agreement.  The services to be provided to the Fund pursuant to the Interim Sub-Advisory Agreement are identical to the services provided to the Fund pursuant to the Prior Sub-Advisory Agreement.

The advisory fees earned by the Adviser during the interim period will be held in an interest-bearing escrow account at Wachovia Bank, a division of Wells Fargo Bank, N.A.  Fees that are paid to the escrow account, including interest earned, will be paid to the Sub-Adviser if the Fund shareholders approve the New Sub-Advisory Agreement within 150 days of the date of the Interim Sub-Advisory Agreement.  If shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days of the date of the Interim Sub-Advisory Agreement, then the Sub-Adviser will be paid, out of the escrow account, the lesser of: (i) any costs incurred in performing the Interim Sub-Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement with respect to services provided by the Sub-Adviser and has an identical fee structure.  The material terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement are compared below in “Summary of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement.”

If the Fund’s shareholders do not approve the New Sub-Advisory Agreement at the Meeting or at an adjournment of the Meeting, then the Sub-Adviser will no longer be the investment sub-adviser of the Fund, in which case the Board of Trustees will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other sub-advisers, subject to approval by the Board of Trustees and Fund shareholders, or the liquidation of the Fund, subject to the approval by the Board of Trustees.

The management of the Sub-Adviser is not expected to change as a result of the Transaction.

Compensation Paid to the Sub-Adviser

Under the Prior Sub-Advisory Agreement, the Sub-Adviser was entitled to receive a monthly sub-advisory fee, paid by the Adviser, computed at the following annual rates of the Fund’s average daily net assets in return for the services provided by the Sub-Adviser as sub-adviser to the Fund.

JOHCM International Select Fund	0.40% on first $30 million 0.58% on next $70 million and 0.64% on balance

After fee waivers and expense reimbursements, for the fiscal year ended September 30, 2011, the Sub-Adviser received $483,938.66 pursuant to the Prior Sub-Advisory Agreement.

The fee structure under the New Sub-Advisory Agreement will be identical to the fee structure under the Prior Sub-Advisory Agreement.

Information about the Sub-Adviser

The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Sub-Adviser’s principal offices are located at Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom.  As of June 30, 2011 the Sub-Adviser managed over £7.1 billion in investment assets.  The Sub-Adviser was established in 1993 and offers investment management services for investment companies.  As a result of the Transaction, BTIM controls the Sub-Adviser.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Sub-Adviser as of November 4, 2011.  Each individual’s address is c/o JOHCM, Ryder Court, Ground Floor, 14 Ryder Street, London SW1Y6QB, United Kingdom.

Name	Principal Occupation with JOHCM
A.T. (Sandy) Black	Investment Director
Graham Warner	Finance Director
M. Helen Vaughan	Chief Operating Officer
Nicholas H. Pitt-Lewis	Chief Compliance Officer
Suzy A.E.G. Neubert	Director
Gavin M. Rochussen	Group Chief Executive Officer

There were no brokerage commissions paid by the Fund to affiliated brokers of the Sub-Adviser for the fiscal year ended September 30, 2011.

Summary of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  You should refer to Exhibit A for the New Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment management services to be provided by the Sub-Adviser under the New Sub-Advisory Agreement and the fee structure are identical to the services provided by the Sub-Adviser and the fee structure under both the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement.

Advisory Services.  Both the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement state that, subject to the supervision of the Adviser and the Board of Trustees of the Trust, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund.  Both agreements provide that as part of the services the Sub-Adviser will provide thereunder, the Sub-Adviser will: (i) obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion in the Fund; (ii) formulate and implement a continuous investment program for the Fund; (iii) take whatever steps are necessary to implement the investment program for the Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Fund; (iv) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Fund, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Fund for which market prices are not readily available, in each case at the reasonable request of the Adviser or the Trustees; (vi) provide at the reasonable request of the Adviser or the Trustees any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Trust’s prospectus and statement of additional information and any permissible reports and materials prepared by the Fund or its agent; and (vii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.  The investment advisory services to be provided by the Sub-Adviser under the New Sub-Advisory Agreement and the fee structure are identical to the services provided by the Sub-Adviser and the fee structure under both the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.

Brokerage.  Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that the Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or as described in the Trust’s prospectus and statement of additional information.

Sub-Advisory Fees.  Both the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement contain the identical fee structure based on the Fund’s average daily net assets.   The sub-advisory fees are paid by the Adviser and do not affect the Fund’s expenses.

Duration and Termination.  Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that they will continue in effect for an initial two-year period and that they shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act.  Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement may be terminated at any time, on sixty (60) days prior written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser or the Sub-Adviser at any time, without the payment of a penalty, upon sixty (60) days prior written notice.

Limitation on Liability and Indemnification.  Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (the “Sub-Adviser Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or the Sub-Adviser Affiliates with respect to the Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or the Sub-Adviser Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement also provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Fund, except that this provision shall not operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

In reaching its decision to approve the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, the Trustees, including all of the Independent Trustees, met at a meeting held on September 13, 2011 with senior executives of the Adviser and the Sub-Adviser.  The Trustees reviewed information about the Transaction and its potential impact on the Fund and considered the terms of the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement.  The Trustees and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the meeting by the Sub-Adviser, including information that refreshed the most recent presentations that had been made to the Trustees in connection with the approval of the Prior Sub-Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act.  This information also included materials requested by legal counsel to the Independent Trustees that provided details concerning the terms of the Transaction and the financial stability of BTIM.  In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since the Sub-Adviser first became investment sub-adviser to the Fund; (2) the performance of the Fund; (3) the Fund’s advisory fee and overall Fund expenses; (4) the fact that the Transaction is not expected to affect the manner in which the Fund is advised; (5) the fact that the current portfolio management team will continue to manage the Fund; (6) the fact that the fee structure under the New Sub-Advisory Agreement would be identical to the fee structure under the Prior Sub-Advisory Agreement; and (7) other factors deemed relevant.

The Trustees also evaluated the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement in light of information they had requested and received from the Sub-Adviser prior to the meeting.  The Trustees reviewed these materials with management of the Adviser, Sub-Adviser, legal counsel to the Trust and the Adviser, and legal counsel to the Independent Trustees.  The Independent Trustees also discussed the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement in an executive session, at which no representatives of the Adviser or Sub-Adviser were present.  The Trustees considered whether the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement.  Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by the Sub-Adviser; (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Sub-Adviser and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or will be realized as the Fund grows and the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders; and (5) ancillary benefits and other factors.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Fund.

The Board considered information it believed necessary to assess the stability of the Sub-Adviser as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Fund by the Sub-Adviser following the closing of the Transaction. The Trustees also considered the details of the anticipated ownership structure of the Sub-Adviser following the closing of the Transaction.  The Board noted the anticipated long-term nature of the new ownership, and increasing benefits to management from the growth of assets under management and a comprehensive incentive and remuneration scheme, which should help the Sub-Adviser retain key management and investment personnel.

The Trustees considered information addressing the projected benefits to the Sub-Adviser expected to result from the Transaction. Management indicated that the Sub-Adviser would remain an independent operating unit of BTIM.  Management also expected that the current management group would remain intact. The Trustees reviewed the Sub-Adviser’s actions to minimize the likelihood that the Sub-Adviser would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Sub-Adviser following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. Management indicated that the current portfolio managers had been contacted, and that no personnel defections were expected.  Management noted that portfolio manager compensation would continue to be tied to performance and assets, which provide portfolio managers with financial incentives to remain in their current positions; however, the remuneration would be more liquid than under the previous compensation scheme.  Additionally, an enhanced retention mechanism would be put in place under the new compensation arrangement.

The Board then considered BTIM.  Management indicated that BTIM is one of the leading fund managers in Australia with a strong reputation in Australian equities, fixed interest and cash products.  The Board noted that the Sub-Adviser will be a significant part of BTIM, as the Sub-Adviser is expected to provide nearly 50% of BTIM’s profits.

The Sub-Adviser addressed for the Board its efforts both initially and on an ongoing basis to respond to questions from the Adviser, clients and potential clients regarding the Transaction.  Management did not expect any significant client redemptions as a result of the Transaction.

Investment Performance of the Fund.

The Trustees considered the investment experience of the Sub-Adviser.  The Trustees considered the performance of the Fund during 2010 and 2011 compared to its benchmark index, the MCSI EAFE GR USD Index, as well as historical performance of other accounts managed by the Sub-Adviser using investment strategies substantially similar to those of the Fund.  The Board noted that the Fund’s performance exceeded the performance of a comparable account managed by the Sub-Adviser for the year-to-date period ended June 30, 2011.  The Trustees also reviewed information concerning the Fund’s performance versus its benchmark index, the MSCI EAFE GR USD Index. The Fund’s performance exceeded that of the MSCI EAFE GR USD Index for the one-year period ended June 30, 2011.  The Board also noted that the Fund’s performance trailed the performance of  the MSCI EAFE GR USD Index for the year-to-date period ended June 30, 2011.

Costs of Services Provided and Profits Realized by the Sub-Adviser

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors.  The Board’s analysis of the Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a peer group determined by Morningstar.  The Board noted the Adviser’s agreement to limit the total expenses of the Fund.  It was noted that this expense limitation is to continue, and would not be affected by the Transaction.  The Board also noted that the Sub-Adviser’s fees will be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of the Sub-Adviser. The Board noted that the Fund’s advisory fee was slightly lower than the median advisory fee of its Morningstar peer group and slightly higher versus its entire Morningstar Foreign Large Blend category. It was also noted that DWUS and the Sub-Adviser continues to waive or reimburse a portion of the advisory fee consistent with the expense limitation agreement. The Fund’s net expense ratio was slightly lower than median net expense ratios of both the Morningstar peer group and the entire Morningstar Foreign Large Blend category.  Management also said that it did not expect changes in fee structures unless significant market changes occurred.  the Sub-Adviser advised the Board that it is profitable with respect to the services it provides to the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders.  The Board noted that the fee paid to the Sub-Adviser with respect to the Fund was subject to “reverse breakpoints” in fees, with DWUS paying a higher contractual fee rate to the Sub-Adviser for sub-advisory services only as Fund assets grow. The Board determined that assets of the Fund had not grown sufficiently to consider the addition of breakpoints in the contractual advisory fee to be paid to DWUS.  Management noted that the current fee waiver agreement continues until at least July 31, 2012 with respect to the Fund.

Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by the Sub-Adviser from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

Section 15(f)and Rule 15a-4 of the 1940 Act.

The Trustees also considered whether the arrangement between the Sub-Adviser and the Fund complies with the conditions of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, an “unfair burden” must not be imposed upon the Trust as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Trust or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Trust (other than bona fide ordinary compensation as principal underwriter for the Trust).

In connection with the first condition of Section 15(f), the Trustees noted that at least 75% of the Trustees are currently not “interested persons” (as defined in the 1940 Act) of the Sub-Adviser in compliance with this provision of Section 15(f).  With respect to the second condition of Section 15(f), the Sub-Adviser has represented that the Transaction will not have an economic impact on the Sub-Adviser’s ability to provide services to the Fund and no fee increases are contemplated and that, the Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Transaction.  The Sub-Adviser has represented that neither the Sub-Adviser nor any interested person of the Sub-Adviser will receive any compensation from the Trust or its shareholders, except as permitted pursuant to Section 15(f).

The Board also considered the requirements of Rule 15a-4, as described herein.  Management represented to the Board that the Transaction complies with all the requirements of Rule 15a-4.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the Proposal above.

ADDITIONAL INFORMATION

Record Date.  Only shareholders of record of the Fund at the close of business on the Record Date will be entitled to vote with respect to any matter affecting the Fund at the Meeting and at any adjournment or postponement thereof.  As of the Record Date, there were: 8,589,934.190 issued and outstanding Shares of the Fund, comprised of 8,221,089.222 Class I Shares and 368,844.968 Class II Shares.

Required Vote and Voting Information.  The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

The presence in person or by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business with respect to the Fund at the Meeting.  However, more than 50% of such Shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted.  Broker “non-votes” are  proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Other Matters.  No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Principal Holders of the Portfolio’s Shares.  The beneficial owners of more than 5% of the outstanding Shares of the Fund as of the Record Date are as follows:

Fund	Name and Address of Owner	Number of Shares	Percentage of Class	Percentage of Fund
JOHCM International Select Fund — Class I	Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	5,377,177.886	65.41%	62.60%

	National Financial Services LLC For the Exclusive Benefit of our Customers One World Financial Center 200 Liberty Street New York, NY 10281	894,287.954	10.89%	10.41%

	Wells Fargo Bank NA FBO Stoel Rives Ret — General Account PO Box 1533 Minneapolis, MN 55480	648,610.069	7.89%	7.55%

	Ellard & Company c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008	637,362.637	7.75%	7.42%

JOHCM International Select Fund — Class II
	T Rowe Price Retirement Plan 4515 Painters Mill Road Owings Mills, MD 21117-4903	339,691.608	92.10%	3.95%

	Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	29,152.459	7.91%	0.34%

Security Ownership of Management.  As of the Record Date, the Trust’s Trustees and Officers owned, in aggregate, less than 1% of  the Fund.

Administrator and Distributor.  BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust’s administrator and Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the Trust’s principal underwriter.

Procedures for Shareholder Communications with the Board.  The Trust’s Board of Trustees will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address.  The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board.  Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable.  The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals.  The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Under the Trust’s Agreement and Declaration of Trust, to the extent required by the 1940 Act, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  November 23, 2011

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                         , 2011 by and between DundeeWealth US, LP, a Delaware limited partnership (the “Adviser”), and JO Hambro Capital Management Limited, a United Kingdom registered company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) with the DundeeWealth Funds (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Management Agreement with the Trust to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.                                       APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.                                       ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.                                       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.                                   As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B.                                     As part of the services it will provide hereunder, the Sub-Adviser will:

(i)                                     obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

(ii)                                  formulate and implement a continuous investment program for the Portfolio;

(iii)                               take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

(iv)                              keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)                                 in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available, in each case at the reasonable request of the Adviser or the Trustees;

(vi)                              provide at the reasonable request of the Adviser or the Trustees any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(vii)                           cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.                                     In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the applicable sections of the Trust’s

Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser which are agreed to in writing by the Sub-Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document, and the Sub-Adviser shall only be subject to those amendments, modifications or supplements which are provided to it by the Adviser.

D.                                    In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio in securities or other assets.  (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E.                                      The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F.                                      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

G.                                     Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients.  To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best execution, the Board of Trustees or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.                                    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio.  The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I.                                         The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.                                        The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise the following rights of security holders with respect to securities held by each Portfolio:  voting proxies, converting, tendering, exchanging or redeeming securities.   The Sub-Adviser will cooperate in providing the Adviser with all information in the Sub-Adviser’s possession reasonably requested by the Adviser regarding the Adviser’s decision with respect to the following: participation in class action litigation regarding portfolio securities (including litigation with respect to securities previously held); exercising rights in the context of a bankruptcy or other reorganization; and any other similar litigation, actions or matters.

4.                                       COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement.  Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets.  The fee shall be based on the average daily net assets for the month involved.  Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.                                       LIABILITY AND INDEMNIFICATION

A.                                   Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.                                     Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust.

6.                                       REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.                                   The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B.                                     The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.                                     The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.                                    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.                                      The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.                                       REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.                                   The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                                     The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.                                     The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,   Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.                                    The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.                                      The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

F.                                      The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.                                     The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.                                  The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.                                       NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.                                       SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.                                 REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.                                 RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.                                 DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding securities.  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.                                 TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.                                 USE OF THE SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations.  If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.                                 AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.                                 ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.  The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.                                 ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.                                 HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.                                 NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:                          DundeeWealth US, LP

1160 West Swedesford Road

Suite 140

Berwyn, PA 19312

Attn:

For:                          JO Hambro Capital Management Limited

Ryder Court

14 Ryder Street

London, United Kingdom  SW1Y 6QB

Attn:  Helen Vaughan

20.                                 SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.                                 TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio.  The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.                                 GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.                                 INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.                                 THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

25.                                 CONFIDENTIALITY

Except as otherwise agreed in writing, as required by law, or as necessary for Sub-Adviser to carryout the intended purposes of this Agreement (including disclosures to employees, officers, directors, third-party service providers, consultants and other agents), the Sub-Adviser will keep confidential all nonpublic information concerning the Adviser’s and the Trust’s identity, financial affairs, or investments.  Nonpublic information shall not include information which was (a) known to the Sub-Adviser prior to this Agreement, (b) acquired from a third party whom the Sub-Adviser reasonably believes is not under an obligation of confidentiality to the Adviser or the Trust, (c) placed in the public domain without fault of the Sub-Adviser, or (d) independently developed by the Sub-Adviser without reference or reliance upon the nonpublic information.  Adviser hereby agrees that Sub-Adviser may use Adviser’s name in Sub-Adviser’s marketing materials and other communications regarding Sub-Adviser’s clients.

26.                                 RISK ACKNOWLEDGMENT

The Sub-Adviser does not guarantee the future performance of any Portfolio or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of any Portfolio.  The Adviser understands that investment decisions made for the Adviser by the Sub-Adviser are subject to various market, currency, economic, political, business and structural risks, and that those investment decisions will not always be profitable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DUNDEEWEALTH US, LP	JO HAMBRO CAPITAL MANAGEMENT LIMITED

By:	By:
Name:	Name:
Title:	Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

JOHCM International Select Fund

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Portfolio	Annual Advisory Fee
JOHCM International Select Fund	0.40% of assets on the first $30 million 0.58% of assets on the next $70 million 0.64% of assets on the balance

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	JOHCM INTERNATIONAL SELECT FUND
	A SERIES OF DUNDEEWEALTH FUNDS	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2011

This Proxy is solicited on behalf of the Board of Trustees of the DundeeWealth Funds (the “Trust”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the JOHCM International Select Fund (the “Fund”). The undersigned hereby appoints Amy Duling and David Lebisky, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. Eastern time, on December 19, 2011, at 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED NOVEMBER 23, 2011, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature and Title, if applicable

Signature (if held jointly)

Date	DUN_23068_110411

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

JOHCM International Select Fund

Shareholders Meeting to Be Held on December 19, 2011.

The Proxy Statement for this meeting is available at:  www.dundeewealthus.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

		FOR	AGAINST	ABSTAIN
1.	To approve a new sub-advisory agreement between DundeeWealth US, LP and JO Hambro Capital Management Ltd. on behalf of the Fund.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

DUN_23068_110411